UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 16, 2021

Cryomass Technologies Inc
(Exact name of registrant as specified in its charter)

Nevada	000-56155	82-5051728
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1001 Bannock St Suite 612, Denver CO	80204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-416-7208

(Andina Gold Corp.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each Exchange on which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Subscription Agreements

Between September 16, 2021 and November 17, 2021 Cryomass Technologies Inc. (the “Company”) entered into substantially similar subscription agreements (each, a “Subscription Agreement”) with either accredited domestic investors or Canadian investors (the “Investors”), pursuant to which the Company issued and sold an aggregate of 5,170 units (each, a “Unit”) for $2,000 per Unit to the Investors, each Unit consisting of (i) 10,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at a purchase price of $0.20 per share, and (ii) one common share purchase warrant (the “Warrant’) for the purchase of 10,000 shares of Company Common stock (“Warrant Shares”) exercisable within two years from issuance, at an exercise price of $0.40 per share, thereby completing the Company’s previously disclosed private placement offering of Units (the “Private Placement”). Under the terms of the Subscription Agreements the company intends to file an S-1 registration statement with the Securities and Exchange Commission (“SEC”). The Private Placement resulted in gross proceeds to the Company of $10,340,000.00, before deducting offering expenses. The foregoing summary of the Subscription Agreements and Warrants is qualified in its entirety by reference to the form of Subscription Agreements, which are filed as Exhibits 10.1, 10.2, and 10.3 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02    Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above regarding the Private Placement is incorporated herein by reference.

The Common Stock issued in the Private Placement and the Warrant Shares issuable upon exercise of the Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. These securities were issued in reliance upon the exemptions from registration under the Securities Act provided by Section 4(a)(2) and Rule 506 of Regulation D promulgated thereunder as transactions not involving a public offering. The Investors and the holders of the Placement Agent Warrants are “accredited investors” as that term is defined in Rule 501 of Regulation D and acquired the securities for investment only and not with a present view toward, or for resale in connection with, the public sale or distribution thereof. The recipients had adequate access to information about the Company, and the issuance of the securities was made without any general solicitation or advertising.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale is unlawful. Any securities offered and sold under the Private Placement have not been, and will not be, registered under the Securities Act, or any state securities laws, and accordingly, may not be offered or sold within the United States except in compliance with the registration requirements of the Securities Act and applicable state securities requirements or pursuant to exemptions therefrom. In issuing the Units pursuant to the Subscription Agreements, the Company relied on the exemptions from registration under Section 4(a)(2), Rule 506 of Regulation D and Regulation S under the Securities Act

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Domestic Subscription Agreement
10.2	Form of Non-US Subscription Agreement
10.3	Form of Warrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

NOTE REGARDING FORWARD LOOKING STATEMENTS

Any statements in this Current Report on Form 8-K or any exhibit hereto about future expectations, plans, and prospects for the Company, including statements about Company’s future expectations, beliefs, goals, plans, or prospects, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. In some cases you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms.

These forward-looking statements involve risks, uncertainties, and assumptions that could cause actual performance or results to differ materially from those expressed or suggested by the forward-looking statements. If any of these risks or uncertainties materialize, or if any of Company’s assumptions prove incorrect, its actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: Company’s ability to achieve or maintain profitability, and to effectively manage its anticipated growth; and the risks described in the other filings Company makes with the Securities and Exchange Commission from time to time, including the risks described under the heading “Risk Factors” in Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and subsequent quarterly reports on Form 10-Q, and which should be read in conjunction with its financial results and forward-looking statements. All forward-looking statements in this Current Report on Form 8-K or any exhibit hereto are based on information available to Company as of the date hereof, and it does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cryomass Technologies Inc

/s/ Christian Noël
Christian Noël
CEO

Date: November 19, 2021

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